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                                                                   EXHIBIT 10(a)

                        AMENDMENT TO EMPLOYMENT AGREEMENT



         THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is entered into as of April 3, 2001, between JACOBSON STORES INC., a Michigan corporation of Jackson, Michigan (the "Company"), and P. GERALD MILLS, of Chelsea, Michigan ("Mills").

         THE PARTIES HEREBY AGREE that the restated Employment Agreement between them dated as of June 11, 1998, as amended effective April 11, 1999 and April 16, 2000 (the "Agreement"), is further amended effective April 16, 2001, as follows:

                  EMPLOYMENT AND TERM. The date "April 15, 2001" in paragraph 1 of the Agreement, is amended to read "April 15, 2002".

         Except as expressly amended hereby, the Agreement shall continue in full force and effect.


IN THE PRESENCE OF:                      JACOBSON STORES INC.



/s/     Edward L. Macek                  By: /s/ Paul W. Gilbert
---------------------------                -------------------------------------
                                                Paul W. Gilbert
                                                Its:  Vice Chairman of the Board


/s/     Dana J. Collins                      /s/ P. Gerald Mills
---------------------------                -------------------------------------
                                                 P. Gerald Mills